UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2026

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2026, the Board of Directors (the “Board”) of Karyopharm Therapeutics Inc. (the “Company”), upon recommendation of its Compensation Committee, implemented a retention program for certain employees of the Company, including each of the Company’s named executive officers and the Chief Financial Officer (the “2026 Leadership Cash Retention Program”). The purpose of the 2026 Leadership Cash Retention Program is to incentivize retention of key employees during a period in which the Company is expecting several meaningful catalysts requiring the continued experience and expertise of the designated employees. The 2026 Leadership Cash Retention Program replaces previously guaranteed amounts under the Company’s Annual Bonus Plan for 2026. Under the 2026 Leadership Cash Retention Program, the Company’s named executive officers and the Chief Financial Officer will receive lump sum cash retention awards in the following amounts: Richard Paulson, President and Chief Executive Officer, $1,725,000; Stuart Poulton, Executive Vice President, Chief Development Officer, $640,000; Dr. Reshma Rangwala, Executive Vice President, Chief Medical Officer and Head of Research, $725,000; and Lori Macomber, Executive Vice President, Chief Financial Officer and Treasurer, $625,000. Awards under the 2026 Leadership Cash Retention Program may be subject to repayment if the recipient’s employment is terminated for any reason other than by the Company without cause, by the participant for good reason or due to the participant’s death or permanent disability prior to the earlier of (i) 12 months from the payment date and (ii) 30 days following a qualifying corporate event. Amounts paid under the 2026 Leadership Cash Retention Program will reduce any amounts payable under previously agreed upon severance arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: July 17, 2026	By:	/s/ Michael Mano
Michael Mano
Executive Vice President, Chief Legal Officer and Secretary

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